FACE OF COMMON STOCK CERTIFICATE OF XCL LTD.

                          [RED BORDER]

NUMBER                          [XCL LOGO]               SHARES
A

                            XCL LTD.
           Incorporated under the Laws of the State  of  Delaware
CUSIP 983701 10 3

COMMON  SHARES                         See Reverse for Certain Definitions

  This Certificate is Transferable in New York or Ilford, Essex

THIS IS TO CERTIFY THAT



IS THE REGISTERED HOLDER OF

 Fully-Paid and Non-Assessable Common Shaers with $.01 Par Value of
                            XCL Ltd.
(hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall beheld subject to all the provisions of the Articles of Incorporation of the Corporation, as now or hereafter amended, to all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS, the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

    /s/ Lisha C. Falk                         /s/ John  T. Chandler
          Secretary                              President

Countersigned and Registered:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
Transfer Agent and Registrar

By:

Authorized Signature
                    [REVERSE OF CERTIFICATE]

                            XCL Ltd.

      This corporation will furnish to any shareholder upon request and without charge, a summary of the designations, relative rights, preferences and limitation of the shares of each class and of each series of preferred or special class, so far as the same have been fixed, and the authority of the Board to establish other series and to fix the relative rights, preferencs and limitations of the shares of any class or series by amendment of the articles.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT  -
                                               ______ Custodian
TEN ENT - as tenants by the entireties    Under  Uniform Gifts to Minors
JT TEN  - as joint tenants with right     Act ___________________________
          of survivorship and not as                      (State)
          tenants in common

Additional abbreviations may also be used though not in the above list.

                           ASSIGNMENT

For  Value Received, ______________________________ hereby  sell, assign and transfer unto
(Please  insert Social Security or other Identifying   Number  of
Assignee) ________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)_______________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

of the capital stock represented by the within Certificate,  and
do hereby irrevocably     constitute     and     appoint
_______________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated_________________________
                                   X____________________________
                                        (Signature)

NOTICE:  The signature(s) to this assignment must correspond
with the name(s) as written        X_____________________________
upon the face of the Certificate without     (Signature)
alteration or any change whatever.

                               The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations
                               and   credit   unions   with membership in an
                               approved  signature guarantee program),
                               pursuant to S.E.C. Rule 17Ad-15.

                                   Signature(s) Guaranteed By:

          FACE OF COMMON STOCK CERTIFICATE OF XCL LTD.

                          [RED BORDER]

NUMBER                          [XCL LOGO]               SHARES
B

                            XCL LTD.
           Incorporated under the Laws of the State  of  Delaware
CUSIP 983701 10 3

COMMON  SHARES                            See Reverse for Certain Definitions

  This Certificate is Transferable in New York or Ilford, Essex

THIS IS TO CERTIFY THAT



IS THE REGISTERED HOLDER OF

 Fully-Paid and Non-Assessable Common Shaers with $.01 Par Value of
                            XCL Ltd.
(hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall beheld subject to all the provisions of the Articles of Incorporation of the Corporation, as now or hereafter amended, to all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS, the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

     /s/ Lisha C. Falk                         /s/ John  T. Chandler
          Secretary                              President

Countersigned and Registered:
IRG plc
U.K. Transfer Agent

By:

Authorized Signature
                    [REVERSE OF CERTIFICATE]

                            XCL Ltd.

      This corporation will furnish to any shareholder upon request and without charge, a summary of the designations, relative rights, preferences and limitation of the shares of each class and of each series of preferred or special class, so far as the same have been fixed, and the authority of the Board to establish other series and to fix the relative rights, preferencs and limitations of the shares of any class or series by amendment of the articles.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT  -______ Custodian
TEN ENT - as tenants by the entireties    Under  Uniform Gifts to Minors
JT TEN  - as  joint  tenants  with  right  Act ___________________________
          of survivorship and not as                      (State)
          tenants in common

Additional abbreviations may also be used though not in the above list.

                           ASSIGNMENT

For  Value Received, ______________________________ hereby  sell, assign and transfer unto (Please insert Social Security or other Identifying Number of Assignee) __________________
___________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)
_________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
of  the capital stock represented by the within Certificate,  and
do      hereby     irrevocably     constitute     and     appoint
_______________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated_________________________
                                   X____________________________
                                        (Signature)
NOTICE:  The signature(s) to this assignment
must correspond with the name(s) as written X_____________________________
upon the face of the Certificate without         (Signature)
alteration or any change whatever.

                             The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations
                             and   credit   unions   with membership in an
                             approved  signature guarantee program),
                             pursuant to S.E.C. Rule 17Ad-15.

                                   Signature(s) Guaranteed By: